EXHIBIT 32.2

CERTIFICATION

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q of Carnegie Development INC. (the “Company”) for the period ended 31st December 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert W Bueker, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2021	By:	/s/ Robert W. Bueker
Robert W Bueker, CFO
Principal Financial Officer